UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K-A
                               Amendment No. 1

                               CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                       Date of Report:  June 28, 2002
                      (Date of earliest event reported)

                       MERGE TECHNOLOGIES INCORPORATED
              (Exact name of registrant as specified in the charter)

             Wisconsin  	       0-29486 		   39-1600938
   (State or other jurisdiction  (Commission File No.)   (IRS Employer
         of incorporation)                             Identification No.)


             1126 South 70th Street, Milwaukee, Wisconsin  53214-3151
                     (Address of Principal Executive Offices)

                                  (414) 977-4000
                 (Registrant's telephone number including area code)

                                       N/A
             (Former name or former address, if changed since last report)


<PAGE i>


ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(a)		Financial Statements of  Business Acquired









Financial Statements of

eFILM MEDICAL INC.

March 31, 2002 and 2001


<PAGE 1>


Auditors' Report

To the Shareholders of
eFilm Medical Inc.

We have audited the balance sheets of eFilm Medical Inc. as at March 31, 2002 and 2001 and the statements of operations and deficit and of cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with Canadian generally accepted auditing Standards and auditing standards generally accepted in the United States of America. These standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at March 31, 2002 and 2001 and the results of its operations and deficit and its cash flows for each of the years in the two year period ended March 31, 2002 in accordance with Canadian generally accepted accounting principles.

Our previously issued Auditors' Report dated May 10, 2002 has been withdrawn, and as discussed in Note 11, the accompanying financial statements have been restated.



Chartered Accountants

Toronto, Ontario
May 10, 2002, except as to Note 10 (iv) and Note 11
   which are as of August 8, 2002

Comments by Auditors on Canada -
United States of America Reporting Differences

In the United States of America, reporting standards for auditors require the addition of an explanatory paragraph when the financial statements are affected by conditions and events that cast substantial doubt on the Company's ability to continue as a going-concern, such as those described in Note 1 to the financial statements. Although we conducted our audits in accordance with both Canadian generally accepted auditing standards and auditing standards generally accepted in the United States of America, our report to the Shareholders dated May 10, 2002, except as to Note 10 (iv) and Note 11 which are as of August 8, 2002, is expressed in accordance with Canadian reporting standards which do not permit a reference to such conditions and events in the auditors' report when these are adequately disclosed in the financial statements.



Chartered Accountants

Toronto, Ontario
May 10, 2002, except as to Note 10 (iv) and Note 11
   which are as of August 8, 2002


<PAGE 2>


eFILM MEDICAL INC.
Table of Contents
March 31, 2002 and 2001


							Page
						       ------

Balance Sheets						    4
Statements of Operations and Deficit		  	    5
Statements of Cash Flows				    6
Notes to the Financial Statements	 	       7 - 12


<PAGE 3>


eFILM MEDICAL INC.
Balance Sheets
March 31, 2002 and 2001
(in Canadian dollars)

  						      2002  	     2001
						 ----------------------------
                                                  (As restated - see Note 11)
ASSETS
------

CURRENT
  Cash						 $    266,783 	 $    160,732
  Accounts receivable				      366,692         250,641
  Prepaid expenses				        2,207           1,869
						 ------------	 ------------
						      635,682         413,242

CAPITAL ASSETS (Note 3)				    3,386,773       4,420,581
						 ------------	 ------------
					 	 $  4,022,455 	 $  4,833,823
						 ============	 ============

LIABILITIES
-----------

CURRENT
  Accounts payable and accrued liabilities	 $    144,103 	 $    168,621
  Deferred revenue				      540,265         221,500
  Current portion of future income tax
    liability					       15,000         173,000
						 ------------	 ------------
						      699,368         563,121
FUTURE INCOME TAX LIABILITY			          -            15,000
						 ------------	 ------------
						      699,368         578,121
						 ============	 ============

SHAREHOLDERS' EQUITY
--------------------

  Share capital (Note 4 (a))			           10              10
  Shares to be issued (Note 4 (b))                  5,100,000       5,100,000
  Deficit					   (1,776,923)       (844,308)
						 ------------	 ------------
						    3,323,087       4,255,702
						 ------------	 ------------
						 $  4,022,455    $  4,833,823
						 ============	 ============

                 See accompanying notes to financial statements.

<PAGE 4>


eFILM MEDICAL INC.
Statements of Operations and Deficit
Years ended March 31, 2002 and 2001
(in Canadian dollars)

     							2002  	     2001
						 ----------------------------
                                                  (As restated - see Note 11)
REVENUE
  Technical support and maintenance		 $  2,726,734    $  1,936,028
  Consulting				              569,973          69,929
						 ------------	 ------------
						    3,296,707 	    2,005,957

EXPENSES
  Salaries and benefits				    2,392,942       1,443,940
  Amortization					    1,127,695       1,107,157
  Professional fees				      217,081         122,238
  Office and general				      141,177          81,745
  Travel and entertainment	 	  	      131,380          54,777
  Rent						      128,469          21,568
  Consulting fees				      118,276          41,760
  Telephone					       88,957          13,741
  Computer supplies				       51,063 	       39,040
  Repairs and maintenance			        5,282 	      130,299
  Bad debts					           -            6,000
						 ------------	 ------------
						    4,402,322 	    3,062,265
						 ------------	 ------------

LOSS FOR THE YEAR BEFORE INCOME TAXES	           (1,105,615)     (1,056,308)

RECOVERY OF FUTURE INCOME TAXES		              173,000 	      212,000
						 ------------	 ------------

NET LOSS FOR THE YEAR				     (932,615)	     (844,308)

DEFICIT, BEGINNING OF YEAR			     (844,308)	            -
						 ------------ 	 ------------
DEFICIT, END OF YEAR				 $ (1,776,923) 	 $   (844,308)
 						 ============	 ============


                 See accompanying notes to financial statements.

<PAGE 5>


eFILM MEDICAL INC.
Statements of Cash Flows
Years ended March 31, 2002 and 2001
(in Canadian dollars)

							2002  	     2001
						 ----------------------------
                                                  (As restated - see Note 11)
NET INFLOW (OUTFLOW) OF CASH RELATED
  TO THE FOLLOWING ACTIVITIES
------------------------------------

OPERATING
  Net loss for the year				 $   (932,615)	 $   (844,308)
  Items not affecting cash
    Recovery of future income taxes 		     (173,000)	     (212,000)
    Amortization  				    1,127,695       1,107,157
						 ------------	 ------------
      						       22,080          50,849

Changes in non-cash operating working
  capital items
    Accounts receivable				     (116,051)       (250,641)
    Prepaid expenses	                                 (338)         (1,869)
    Accounts payable and accrued liabilities	      (24,518)	      168,621
    Deferred revenue 				      318,765 	      221,500
						 ------------	 ------------
						      199,938 	      188,460

INVESTING
  Additions to capital assets			      (93,887) 	      (27,738)

FINANCING
  Issuance of common shares			           -      	   10
						 ------------	 ------------

NET CASH INFLOW					      106,051 	      160,732

CASH POSITION, BEGINNING OF YEAR		      160,732 	           -
						 ------------	 ------------
CASH POSITION, END OF YEAR			 $    266,783 	 $    160,732
						 ============	 ============

SUPPLEMENTARY CASH FLOW INFORMATION
  Cash interest received			 $         -     $      3,376
  Acquisition of capital assets to be
    settled by issuance of shares		 $         -     $  5,100,000


                 See accompanying notes to financial statements.


<PAGE 6>


eFILM MEDICAL INC.
Notes to the Financial Statements
March 31, 2002 and 2001


1.	BASIS OF PRESENTATION

eFilm Medical Inc. (the "Company") was incorporated under the Canada Business Corporations Act on March 28, 2000. The Company designs, develops and implements imaging and information software for the global medical community.

Continuation of business
------------------------

These financial statements have been prepared on the basis of accounting principles applicable to a going concern which assumes that the Company will realize the carrying value of its assets and satisfy its obligations as they become due in the normal course of operations.

There is doubt about the appropriateness of the use of the going concern assumption because the ability of the Company to continue as a going concern and to realize the carrying value of its assets is dependent on the success of future operations.

These financial statements do not reflect adjustments in the carrying values of the assets and liabilities, the reported revenues and expenses, and the balance sheet classifications used that would be necessary if the going concern assumption were not appropriate should the Company not be able to continue its normal course of business.

2.	SIGNIFICANT ACCOUNTING POLICIES

These financial statements were prepared in accordance with Canadian generally accepted accounting principles using accounting principles applicable to a going concern, which assumes that the Company will continue in operation for a reasonable period of time and will be able to realize its assets and discharge its liabilities in the normal course of operations.

Capital assets
--------------

Capital assets are recorded at cost less accumulated amortization and are amortized over their estimated useful lives using the following rates:

	Computer software		-	straight-line over 5 years
	Computer hardware		-	30% declining-balance
	Office furniture and fixtures	-	20% declining-balance

Deferred revenue
----------------

Deferred revenue consists of technical support and maintenance fees billed to customers in advance. Revenue collected in advance is recognized into revenue on a straight-line basis over the term of the agreement.


<PAGE 7>


Revenue recognition
-------------------

The Company recognizes revenue from sales of licences, technical support and maintenance agreements on a straight-line basis over the term of the agreement. Consulting revenue is recognized when the services are completed and collection is reasonably assured.

Income taxes
------------

The Company uses the asset and liability method of accounting for the tax effects of temporary differences between the carrying amount and the tax basis of the Company's assets and liabilities. Temporary differences arise when the realization of an asset or the settlement of a liability would give rise to either an increase or decrease in the Company's income tax payable for the year or a later period.

Future income taxes are recorded at the income tax rates which are expected to apply when the future tax liability is settled or the future income tax asset is realized. Valuation allowances are established when necessary to reduce future income tax assets to the amount expected to be realized. Income tax expense consists of the income taxes payable for the period and the change during the period in future income tax assets and liabilities.

Investment tax credits
----------------------

Investment tax credits arising from qualifying scientific research and experimental development costs are recorded as a reduction of operating expenses. The benefits are recognized when the Company has received approval from the taxation authorities.

Research and development costs
------------------------------

Research costs are charged as an expense in the period in which they are incurred. Development costs are charged as an expense in the period in which they are incurred, unless they meet specified criteria related to technical, financial and market feasibility in which case they would be capitalized.

Foreign currency translation
----------------------------

Transactions in foreign currencies are translated into Canadian dollars at rates of exchange at the time of such transactions. Monetary assets and liabilities are translated at current rates of exchange and any gains or losses are recorded in operations in the current period.

Use of estimates
----------------

The preparation of the Company's financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


<PAGE 8>


3.	CAPITAL ASSETS

				         2002			                2001
			-------------------------------------   --------------------------------------
				      Accumulated    Net Book		    Accumulated	    Net Book
			    Cost      Depreciation    Value	   Cost	    Depreciation     Value
			-------------------------------------   --------------------------------------

Computer Software	$5,520,910   $2,201.678   $3,319,232    $5,500,000   $1,100,000   $4,400,000

Computer Hardware	    77,889       26,747       51,142 	    16,098	  4,829	      11,269

Office furniture
  and fixtures		    22,826	  6,427       16,399	    11,640	  2,328	       9,312
			------------------------------------------------------------------------------
			$5,621,625   $2,234,852   $3,386,773    $5,527,738   $1,107,157   $4,420,581



4.	SHARE CAPITAL

(a) Authorized
---------------

	Unlimited number of common shares
					      Common Shares
					-------------------------
					  Shares
					  Issued	 Amount
					-------------------------

	Issued and oustanding at
	  March 31, 2001 and 2002	   1,000	 $   10



(b) Shares to be issued
-----------------------

Shares to be issued have been recorded at the estimated fair market value of the property received on the transfer of $5,500,000 (see Note 3), less $400,000 relating to the tax effect of the temporary differences between the net book value and the undepreciated capital cost of the transferred property.


5.	COMMITMENTS

	(i)	On March 1, 2002, the shareholders signed a letter of intent with a US public company (the "Purchaser"), to sell 100% of the capital stock of the Company to the Purchaser. In return, the Shareholders are to receive shares of the Purchaser (see Note 10 (iv)).

	(ii)	The Company is committed to minimum annual lease payments
for its premises as follows:

			2003		$  59,752
			2004		$  54,773
			-------------------------
					$ 114,525
			=========================

<PAGE 9>


6.	INCOME TAXES

The future income tax liability is a result of temporary differences between the net book value and the undepreciated capital cost of the capital assets.


Scientific Research and Experimental Development Tax Credits
------------------------------------------------------------

The Company has made claims for Investment Tax Credits on account of qualified scientific research and experimental development expenditures. These claims have not been reviewed by the taxation authorities and the amount that may be ultimately approved may be different than the amount claimed. The benefit of these claims has not been recorded in the accounts.

7.	SIGNIFICANT CUSTOMERS

The Company has entered into licence and support sales contracts with University Health Network ("UHN") and Mount Sinai Hospital ("MSH").
For the year ended March 31, 2002, the Company recorded revenues in respect of these contracts of aproximately $2,414,000 (2001 - $1,935,000). Included in accounts receivable on March 31, 2002 is $176,328
(2001 - $237,094).

8.	FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

The Company is exposed to the following risks related to financial assets and liabilities:

Foreign exchange risk
----------------------

Certain of the Company's sales are made in U.S. Dollars and therefore, the Company is exposed to market risks related to foreign currency exchange rate fluctuations. The Company does not use derivative financial instruments to manage exposure to exchange rate fluctuations.

Credit risk
-----------

Credit risk arises from the possibility that the entities to which the Company sells products and services may experience financial difficulty and be unable to fulfill their contractual obligations. This risk is mitigated by proactive credit management policies that include monitoring of the debtor's payment history and performance.

9.	DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE
	UNITED STATES AND CANADA

The financial statements have been prepared in accordance with generally accepted accounting principles in Canada. The principles adopted in these financial statements conform in all material respects to those generally accepted in the United States.


<PAGE 10>


10.	SUBSEQUENT EVENTS

	(i)	On April 1, 2002, by articles of amendment, the Company
divided the 1,000 issued common shares of the Company into 69,000 common shares on the basis of 69 common shares for each 1 common share.

	(ii)	On April 11, 2002, 15,000 common shares were issued to
a director of the Company for $150.

	(iii)	On April 15, 2002, a total of 16,000 common shares of
the Company were issued to the UHN, MSH, Peter Rossos ("Rossos") and Joseph Cafazzo ("Cafazzo"), in settlement of each of their respective portions of the Computer Software (the "Property") that was transferred to the Company effective April 15, 2000 as outlined in the agreement between UHN, MSH, Cafazzo and Rossos dated June 7, 2002.

	(iv)	On April 15, 2002, the Company entered into a Reorganization
Agreement (the "Agreement") with Merge Technologies Incorporated ("Merge"), Merge Technologies Holdings Co. ("Holdings"), and Patrice Bret, Gregory Couch and Catherine McCallum (the "Principal Shareholders"), which closed on June 28, 2002.

As a result of the Agreement, the Company filed articles of amendment on June 28, 2002, which created an unlimited number of exchangeable non-voting shares "Exchangeable Shares") without nominal or par value and exchanged the 100,000 issued common shares of the Company into 1,000,000 Exchangeable Shares. Each Exchangeable Share is exchangeable and convertible into one (1) share of common stock of Merge. Merge has agreed to file within 90 days following the closing of the reorganization a registration statement with the Securities and Exchange Commission with respect to the one million (1,000,000) shares of Merge common stock made available to the stockholders of eFilm for exchange of the Exchangeable Shares at such time as they elect to make the exchange.

Pursuant to a Trust Agreement, 15% of the Exchangeable Shares issued to the Principal Shareholders were deposited into escrow for 18 months for indemnification with respect to certain potential claims as provided for in the Agreement. Also pursuant to the Trust Agreement, Merge issued and deposited a Special Voting Share with the Trustee. Each holder of the Exchangeable Shares is entitled to receive voting privileges in respect of each Merge meeting or Merge consent as defined in the Trust Agreement.

Each holder of one Exchangeable Share is entitled to receive on each Merge dividend date, a dividend equal to the dividend declared on one Merge common share. Each Exchangeable Share is exchangeable into Common Shares of Merge on a one for one basis, plus any outstanding dividends owing at the option of the holder at any time through to June 28, 2007.

Immediately upon the Articles of Amendment becoming effective on June 28, 2002, the Company issued 100 new common shares to Holdings for total proceeds of $10, such that immediately following the issue, Holdings held all of the voting shares of the Company.


<PAGE 11>


11.	RESTATEMENT

The Company's financial information for the years ended March 31, 2002 and 2001 has been restated. Previously recorded revenue has been reduced and recorded as deferred revenue as cash was received and recorded as revenues
in advance of services being rendered.   Future income taxes have been
adjusted to reflect the changes in tax values of certain tax assets as a result of the restatement of revenue. A summary of the significant effects of the restatement are as follows:


						   2002				   2001
					--------------------------	--------------------------
					Previously	     As		Previously	     As
					 Reported	  Restated	 Reported	  Restated
					--------------------------	--------------------------

Balance Sheet

  Deferred revenue			$  112,861	$  540,265	$      -	$  221,500
  Future income tax liability		   104,000 	    15,000	   232,000 	   188,000
  Deficit	 	 	         1,416,905       1,776,923 	   666,808 	   844,308

Statement of Operations and Deficit

  Revenue	 		         3,524,225       3,296,707       2,227,457       2,005,957
  Recovery of future income taxes	   128,000   	   173,000	   168,000 	   212,000
  Net loss for the year		 	   750,097 	   932,615 	   666,808 	   844,308




<PAGE 12>


(b)	Pro Forma Financial Information


           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

	On June 28, 2002, Merge Technologies Incorporated ("Merge") acquired all of the outstanding stock of eFilm Medical Inc. ("eFilm"). The purchase price of $8,327,227 consisted of 1,000,000 exchangeable share rights with a fair value of $7.737 per share, $437,000 in costs related to vested options granted to eFilm employees, and $154,000 in acquisition related costs. The acquisition was accounted for using the purchase method.

	On May 22, 2002, Signal Stream, Inc., a wholly-owned subsidiary of Merge Technologies Incorporated ("Merge") acquired selected assets of Aurora Technology, Inc. ("Aurora"). The purchase price of $921,000 consisted of $100,000 in cash and 93,901 common shares with a fair value of $8.43 per share and $29,000 in acquisition related costs. The acquisition was accounted for using the purchase method.

	The following unaudited pro forma summary presents the results of operations for the year ended December 31, 2001, and the six months ended June 30, 2002, assuming the acquisitions had occurred as of January 1, 2001. Historical results for eFilm have been converted to U.S. dollars from Canadian dollars at the average exchange rates for the periods presented. Certain reclassifications to the historical results of eFilm and Aurora have been made to conform to the Company's historical presentation. Material non-recurring charges directly attributable to these transactions were not considered in the pro forma condensed combined statements of operations. We believe that the assumptions used in the preparation of this unaudited pro forma information provide a reasonable basis for presenting the significant effects directly attributable to the transactions discussed above. These amounts are based upon certain assumptions and estimates and do not necessarily represent results that would have occurred if the acquisitions had taken place on the basis ssumed above, nor are they indicative of the results of future combined operations.


<PAGE 13>



                          MERGE TECHNOLOGIES INCORPORATED AND SUBSIDIARIES
                    UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                 FOR THE YEAR ENDED DECEMBER 31, 2001
                                (in thousands, except for share data)

	                    							   Pro forma 	  Pro forma
      					  Merge	         Aurora 	eFilm(1)  Adjustments      Combined
                                         -------------------------------------------------------------------

Net sales ..........................     $   15,741    $      381    $    2,131    $     (167) a  $   18,086
Cost of sales ......................          5,053           422           714          (407) b       5,782
                                         ----------    ----------    ----------    ----------     ----------
Gross profit (loss) ................         10,688           (41)        1,417           240         12,304

Operating expenses .................          9,392           443         2,132           (98) c      11,869

Other income (expense) .............             62          (127)          ---           119  d          54

Income tax expense (benefit)........             87           ---          (112)          112  h          87

Net income (loss) ..................	 $    1,271    $     (611)   $     (603)   $      345    $       402

Net income (loss) available to
  common shareholders - basic ......	 $    1,086    $     (611)   $     (603)   $      345    $       217

Net income per share - basic .......	 $     0.18           ---           ---           ---	 $      0.03

Weighted average number of common
  shares outstanding - basic .......      6,178,821           ---           ---     1,093,901  e   7,272,722

Net income (loss) available to
  common shareholders - diluted ....     $    1,130    $     (611)   $     (603)   $      345	 $       261

Net income per share - diluted .....	 $     0.15           ---           ---           ---	 $      0.03

Weighted average number of common
  shares outstanding - basic .......	  7,310,731           ---           ---     1,093,901 e    8,404,632



(1) For purposes of pro forma presentation, the statement of operations for the twelve months ended March 31, 2002, of eFilm have been combined with the statements of operations for the twelve months ended December 31, 2001, of Merge and Aurora to arrive at a pro forma combined statement of operations.


	See accompanying notes to unaudited pro forma condensed combined
			     financial statements.

<PAGE 14>



                          MERGE TECHNOLOGIES INCORPORATED AND SUBSIDIARIES
                    UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                 FOR THE YEAR ENDED June 30, 2001
                                (in thousands, except for share data)

	                    							   Pro forma 	  Pro forma
      					  Merge	         Aurora 	eFilm(1)  Adjustments      Combined
                                         -------------------------------------------------------------------

Net sales ..........................     $    8,718    $      341    $    1,353    $      ---     $   10,385
Cost of sales ......................          2,709            32           364          (150) f       2,955
                                         ----------    ----------    ----------    ----------     ----------
Gross profit (loss) ................          6,009           282           989           150          7,435

Operating expenses (i)..............          4,717           368         1,216          (160) g       6,141

Other income (expense) .............             46           (29)          ---            29  d          46

Income tax expense (benefit)........             34           ---           (45)           45  h          34

Net income (loss) ..................	 $    1,304    $     (115)   $     (182)   $      294    $     1,301

Net income (loss) available to
  common shareholders - basic ......	 $    1,175    $     (115)   $     (182)   $      294    $     1,172

Net income per share - basic .......	 $     0.16           ---           ---           ---	 $      0.14

Weighted average number of common
  shares outstanding - basic .......      7,415,664           ---           ---     1,093,901  e   8,509,565

Net income (loss) available to
  common shareholders - diluted ....     $    1,195    $     (115)   $     (182)   $      294	 $     1,192

Net income per share - diluted .....	 $     0.12           ---           ---           ---	 $      0.11

Weighted average number of common
  shares outstanding - basic .......	  9,740,228           ---           ---     1,093,901 e   10,834,129



(1) Historical results for Aurora cover the period from January 1 to May 22, 2002, the date of acquisition.
(2) Historical results for eFilm cover the period from January 1 to June 28, 2002, the date of acquisition.


	See accompanying notes to unaudited pro forma condensed combined
			     financial statements.

<PAGE 15>

       NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


a)	To reflect the elimination of $135,000 of revenue from sales made to
Aurora by Merge and $32,000 of revenue from sales made to Merge by eFilm

b)	To reflect the following cost of sales adjustments:

	  28,000	To reflect amortization of the $84,000 intangible
			 acquired in Aurora asset acquisition over an estimated
			 useful life of 3 years
	 432,000	To reflect amortization of the $1,193,000 developed
			  software intangible asset and $966,000 purchased assets intangible acquired in eFilm asset acquisition over
			  an estimated useful life of 5 years
	(121,000)	To eliminate cost of product sold to Aurora by Merge
	 (32,000)	To eliminate cost of product sold to Merge by eFilm
	(714,000)	To eliminate annual software amortization revalued in
			  the purchase accounting originally capitalized by eFilm
        --------
	(407,000)	Total pro forma adjustment

c)	To reflect the following operating expense adjustments:

	 (70,000)	To reflect the elimination of bad debt expense recorded
			  to write-off Aurora accounts receivable by Merge
	 (16,000)	To reflect the elimination of amortization of Aurora
			  capitalized software development with no allocated
			  fair value
	 (12,000)	To reflect a decrease in depreciation expense due to
			  the change in carrying value of acquired assets and exclusion of certain assets not acquired
	--------
	 (98,000)	Total pro forma adjustment

d)	To reflect the elimination of interest expense related to Aurora's notes payable

e)	Assumes shares were outstanding for the entire period

f)	To reflect the following cost of sales adjustments:

	  14,000	To reflect amortization of the $84,000 intangible
			  acquired in Aurora asset acquisition over an
			  estimated useful life of 3 years
	 216,000	To reflect amortization of the $1,193,000 developed
			  software intangible asset and $966,000 purchased assets intangible acquired in eFilm asset acquisition over
			  an estimated useful life of 5 years
	 (14,000)	To eliminate cost of product sold to Aurora by Merge
	(364,000)	To eliminate annual software amortization revalued in
			  the purchase accounting originally capitalized by
			  eFilm
	--------
	(155,000)	Total pro forma adjustment

g)	To reflect the following operating expense adjustments:

          (3,000)	To reflect the elimination of bad debt expense recorded
			  to write-off Aurora accounts receivable by Merge
	  (4,000)	To reflect the elimination of amortization of Aurora
			  capitalized software development with no allocated
			  value
	  (5,000)	To reflect a decrease in depreciation expense due to
			  the change in carrying value of acquired assets and exclusion of certain assets not acquired
	(148,000)	To reflect the elimination of impact of write-off of
			  in-process research and development
	--------
	(160,000)	Total pro forma adjustment

<PAGE 16>


h)	To reflect eFilm tax expense

i)	Not reflected in pro forma operating expense is a nonrecurring compensation charge of $2,398,000 relating to 31,000 shares of eFilm common stock issued in April 2002 at nominal value.


<PAGE 17>


                                    SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


					MERGE TECHNOLOGIES INCORPORATED


Dated:  August 13, 2002			By:	/s/ Richard A. Linden
					-------------------------------------
					Richard A. Linden,
					President and Chief Executive Officer


					MERGE TECHNOLOGIES INCORPORATED


Dated:  August 13, 2002			By:	/s/ Colleen M. Doan
					-------------------------------------
					Colleen M. Doan,
					Chief Financial Officer, Treasure
					  and Secretary

<PAGE 18>

<END OF DOCUMENT>